UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

Morgan Stanley

(Exact name of Registrant as specified
in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 761-4000

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 17, 2014, Morgan Stanley (the "Registrant") released financial information with respect to its quarter ended March 31, 2014. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof. In addition, a copy of the Registrant's Financial Data Supplement for its quarter ended March 31, 2014 is annexed as Exhibit 99.2 to this Report and by this reference incorporated herein and made a part hereof.

The information furnished under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In the E.U., beginning on January 1, 2014, the Company’s compensation practices with respect to certain employees who are identified as “Code Staff” became subject to the Capital Requirements Directive IV adopted on June 26, 2013 (“CRD IV”). Under CRD IV, the variable compensation of Code Staff employees is limited by reference to the level of their fixed compensation and is subject to other restrictions. The Company, in consultation with its regulators in the U.K., has restructured the fixed compensation of Code Staff employees of the Company to remain competitive with respect to compensation on a global basis so that we can continue to recruit and retain the most qualified employees while complying with CRD IV. Effective as of January 1, 2014, Code Staff employees of the Company are eligible to receive fixed compensation in the form of one or more Directors and Officers allowances based on their specific roles and responsibilities within the Company. Directors and Officers allowances will be payable annually in cash and/or in shares of Company common stock at the end of the relevant year, subject to specified terms and conditions.

On April 14, 2014, the Compensation, Management Development and Succession Committee of the Board of Directors (the “Committee”) approved the Director and Officer allowance program described above for members of the Company’s Operating Committee who are identified as “Code Staff,” including the Company’s President of Institutional Securities. The Committee will determine for each Operating Committee member identified as “Code Staff” the appropriate allowances payable to that member based on their roles and responsibilities. Once approved, these allowances will be reviewed with the Committee at least annually and are subject to change for, among other reasons, a change in the Operating Committee member’s roles and responsibilities and the regulatory environment.

Item 9.01.	Financial Statements and Exhibits

99.1             Press release of the Registrant, dated April 17, 2014, containing financial information for the quarter ended March 31, 2014.

99.2             Financial Data Supplement of the Registrant for the quarter ended March 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)
By: /s/ Paul C. Wirth

Paul C. Wirth
Deputy Chief Financial Officer

Dated: April 17, 2014